Bank of America

DATE: MARCH 30, 2000

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3024580



         BENEFICIARY                                    APPLICANT
NATIONAL UNION FIRE INSURANCE               CONSOLIDATED AMERICAN RENTAL
COMPANY OF PITTSBURG, PA.                   INSURANCE COMPANY, LTD.
70 PINE STREET 4TH FLOOR                    10324 SOUTH DOLFIELD ROAD
NEW YORK, NW 10270

ATTN: ARTHUR STILLWALL


                                                          AMOUNT
                                            USD 1,000,000.00
                                            ONE MILLION AND 00/100'S US DOLLARS

                                                        EXPIRATION
                                            MARCH 31, 2001 AT OUR COUNTERS

WE HEREBY ESTABLISH THIS IRREVOCABLE LETTER OF CREDIT IN FAVOR OF THE AFORESAID ADDRESSEE ("BENEFICIARY") FOR DRAWINGS UP TO UNITED STATES $1,000,000.00 (ONE MILLION DOLLARS) EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT BANK OF AMERICA, N.A., TRADE OPERATIONS, 19TH FLOOR, 333 S. BEAUDRY AVE., LOS ANGELES, CA 90017 AND EXPIRES WITH OUR CLOSE OF BUSINESS ON MARCH 31, 2001.

THE TERM  "BENEFICIARY"  INCLUDES  ANY SUCCESS BY  OPERATION OF LAW OF THE NAMED
BENEFICIARY  INCLUDING,  WITHOUT  LIMITATION,  ANY  LIQUIDATOR,   REHABILITATOR,
RECEIVER OR CONSERVATOR.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO. 3024580 FOR ALL OR ANY PARTY OF THIS CREDIT IF PRESENTED AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRY DATE OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION. THE OBLIGATION OF BANK OF AMERICA, N.A. UNDER THIS LETTER OF CREDIT IS THE INDIVIDUAL OBLIGATION OF BANK OF AMERICA, N.A. AND IS NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO.

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Bank of America

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST 30 DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL OR OVERNIGHT COURIER THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION 500) AND, IN THE EVENT OF ANY CONFLICT, THE LAWS OF NEW YORK WILL CONTROL. IF THIS CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS AS DESCRIBED IN ARTICLE 17 OF SAID PUBLICATION 500, THE BANK HEREBY SPECIFICALLY AGREES TO EFFECT PAYMENT IF THIS CREDIT IS DRAWN AGAINST WITHIN 30 DAYS AFTER THE RESUMPTION OF BUSINESS.

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 3024580


IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL 213-345-6632.


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                      THIS DOCUMENT CONSISTS OF 2 PAGE(S).

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